EV Traditional Worldwide Health Sciences Fund
For the Worldwide Helath Sciences Fund Portfolio

[LOGO]

Annual Shareholder Report
August 31, 1996



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

EV Traditional Worldwide Health Sciences Fund, Inc.
Portfolio of Investments
August 31, 1996

COMMON STOCKS AND WARRANTS - 93.7%
---------------------------------------------------------------------------------------------------
                                                                            Market
                                                                             Value   Percentage of
Security                                                 Shares         (Note 1-A)      Net Assets
--------------------------------------------------------------------------------------------------
MAJOR CAPITALIZATION - North America (11.5%)
Biogen, Inc. (a)                                         25,000        $1,743,750            3.2%
Centocor, Inc. (a)                                       40,000         1,355,000            2.5
Genetics Institute, Inc. (a)                             21,000         1,302,000            2.4
Warner-Lambert Co.                                       32,000         1,904,000            3.4
                                                                      -----------         ------
                                                                        6,304,750           11.5
                                                                      -----------         ------
SPECIALTY CAPITALIZATION - North America (27.6%)
Agouron Pharmaceuticals, Inc. (a)..                      40,000         1,560,000            2.8
Alexion Pharmaceuticals, Inc. (a)                       100,000           850,000            1.5
Arris Pharmaceutical Corp. (a)                           90,000           967,500            1.7
Cytel Corp. (a)                                         167,000           480,125            0.9
CytoTherapeutics, Inc. (a)                               82,500           948,750            1.7
Incyte Pharmaceuticals, Inc. (a)                         30,000         1,218,750            2.2
Isis Pharmaceuticals, Inc. (a)                          150,000         1,968,750            3.6
Millennium Pharmaceuticals (a)                           50,000           912,500            1.7
Pharmacopeia, Inc. (a)                                   85,000         1,763,750            3.2
SangStat Medical Corp. (a)                              100,000         1,962,500            3.6
Sequana Therapeutics, Inc. (a)                           60,000           990,000            1.8
Vertex Pharmaceuticals, Inc. (a)                         50,000         1,587,500            2.9
                                                                      -----------         ------
                                                                       15,210,125           27.6
                                                                      -----------         ------
MAJOR CAPITALIZATION - Europe (10.7%)
Altana                                                    3,000         2,278,110            4.1
Ciba-Geigy AG                                             1,400         1,801,548            3.3
Sandoz AG                                                 1,500         1,792,305            3.3
                                                                      -----------         ------
                                                                        5,871,963           10.7
                                                                      -----------         ------
SPECIALTY CAPITALIZATION - Europe (20.7%)
Ares-Serono                                               4,000         4,243,640            7.7
Cambridge Antibody Technology, Ltd. (a)(Note 5)          59,734         1,373,882            2.5
Cambridge Antibody Technology, Ltd.-
Warrants (a)(Note 5)                                      3,100            31,000            0.1
Celltech (a)                                            150,000         1,291,500            2.3
Ethical Holdings ADR (a)                                150,000         1,181,250            2.2
Swiss Serum Institute (a)                                   232         3,262,440            5.9
                                                                      -----------         ------
                                                                       11,383,712           20.7
                                                                      -----------         ------
MAJOR CAPITALIZATION - Far East (11.4%)
Banyu Pharmaceutical Co.                                140,000        $1,828,400           3.30%
Sankyo Co. Ltd.                                          60,000         1,490,400            2.7
Takeda Chemical Industries                               90,000         1,557,000            2.8
Taisho Pharmaceutical Co.                                70,000         1,404,200            2.6
                                                                      -----------         ------
                                                                        6,280,000           11.4
                                                                      -----------         ------
SPECIALTY CAPITALIZATION - Far East (11.8%)
Biota Holdings Limited (a)                              644,640         2,037,062            3.7
Biota Holdings Limited - Warrants (a)                    78,738           173,224            0.3
Rohto Pharmaceutical                                    191,000         2,074,260            3.8
Teikoku Hormone Manufacturing                           160,000         2,193,600            4.0
                                                                      -----------         ------
                                                                        6,478,146           11.8
                                                                      -----------         ------

TOTAL INVESTMENTS (Cost $42,475,495)                                   51,528,696           93.7
OTHER ASSETS, LESS LIABILITIES                                          2,487,146            6.3
                                                                      -----------         ------
NET ASSETS                                                            $55,015,842         100.00%
                                                                      ===========         ======

(a) Non-income producing security.

See notes to financial statements

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Statement of Assets and Liabilities
August 31, 1996
----------------------------------------------------------------------------------------------------
Assets:
Investments in securities at market (identified cost $42,475,495)(Note 1-A)              $51,528,696
Cash                                                                                       3,517,979
Receivables:
Capital stock sold                                                                           998,532
Investment securities sold                                                                    45,000
Dividends                                                                                     11,040
                                                                                         -----------
Total Assets                                                                              56,101,247
                                                                                         -----------
Liabilities:
Payables:
Capital stock redeemed                                                                       509,612
Investment securities purchased                                                              429,086
Accrued advisory and administrative fees                                                      51,500
Other accrued expenses                                                                        95,207
                                                                                         -----------
Total Liabilities                                                                          1,085,405
                                                                                         -----------
Net Assets                                                                               $55,015,842
                                                                                         ===========
Net Asset Value; Offering Price and Redemption Price Per Share:
($55,015,842 (divided by) 4,063,933 shares outstanding) $0.001 par value,
1 billion shares authorized (Note 6)                                                     $     13.54
                                                                                         ===========
Sources of Net Assets:
Paid in capital                                                                          $43,500,242
Undistributed net investment deficit                                                        (653,017)
Accumulated net realized gain on investments                                               3,115,416
Net unrealized appreciation of investments                                                 9,053,201
                                                                                        ------------
Total                                                                                    $55,015,842
                                                                                        ============

See notes to financial statements
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Statement of Operations
For the Year Ended August 31, 1996
----------------------------------------------------------------------------------
Investment Income:
Income:
Dividends (net of foreign taxes of $29,721)                             $  138,857
                                                                        ----------
Expenses (Note 2):
Investment advisory fees                                                   350,234
Administration fees                                                        114,411
Transfer agent fees                                                         96,009
Audit and legal fees                                                        93,968
Distribution fees                                                           90,449
Registration fees                                                           22,877
Directors fees                                                              14,389
Miscellaneous                                                               15,272
                                                                        ----------
Total expenses                                                             797,609

Less: Custodian fees paid indirectly (Note 4)                                5,735
                                                                        ----------
Net expenses                                                               791,874
                                                                        ----------
Net investment loss                                                       (653,017)
                                                                        ----------
Realized and Unrealized Gain on Investments:
Net realized gain on investments                                         4,038,381
Unrealized appreciation of investments:
Beginning of year                                         $4,119,043
End of year                                                9,053,201
                                                           ----------
Net increase in unrealized appreciation of investments                   4,934,158
                                                                        ----------
Net realized and unrealized gain on investments                          8,972,539
                                                                        ----------
Net increase in net assets resulting from operations                    $8,319,522
                                                                        ==========

See notes to financial statements

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

Statements of Changes in Net Assets
-------------------------------------------------------------------------------------------
                                                                   Year Ended August 31,
                                                                1996                 1995
                                                             -----------         ----------
Operations:
Net investment loss                                          $  (653,017)       $  (250,511)
Net realized gain on investments                               4,038,381          1,851,967
Net unrealized appreciation of investments                     4,934,158          3,162,489
                                                             -----------        -----------
Net increase in net assets resulting from
operations                                                     8,319,522          4,763,945
Distributions to Shareholders:
Distributions from net realized gains from security
transactions                                                  (2,558,056)          (995,491)
Capital Share Transactions:
Increase in net assets resulting from capital share
transactions (Note 3)                                         31,564,676            690,545
                                                             -----------        -----------
Total increase in net assets                                  37,326,142          4,458,999
Net Assets:
Beginning of year                                             17,689,700         13,230,701
                                                             -----------        -----------
End of year (including net investment deficit of
$653,017 and $215,599, respectively)                         $55,015,842        $17,689,700
                                                             ===========        ===========

See notes to financial statements

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Financial Highlights
----------------------------------------------------------------------------------------------------------------------------
The following table sets forth the per share operating performance data for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for each year indicated.

Adjusted for 100% stock dividend --
--------------------------------------------
Record date September 23, 1996 (Note 6)
--------------------------------------------
                                                                                   Year Ended August 31,
                                                              ----------------------------------------------------------
                                                              1996         1995         1994          1993         1992
                                                           ----------   ----------   ----------    ----------   ----------
Per Share Data1
Net asset value at beginning of year                          $ 11.71      $  9.15      $  9.64       $  8.97      $  8.57
                                                              -------      -------      -------       -------      -------
Income from investment operations:
Net investment loss                                             (0.23)       (0.17)       (0.16)        (0.13)       (0.13)
Net realized and unrealized gain (loss)
on investments                                                   3.46         3.41         0.43          1.86         1.15
                                                              -------      -------      -------       -------      -------
Total from investment operations                                 3.23         3.24         0.27          1.73         1.02
                                                              -------      -------      -------       -------      -------
Less distributions from:
Net realized gain on investments                                 1.40         0.68         0.76          1.06         0.62
                                                              -------      -------      -------       -------      -------
Net asset value at end of year                                $ 13.54      $ 11.71      $  9.15       $  9.64      $  8.97
                                                              -------      -------      -------       -------      -------
Total Return2                                                   31.04%       38.13%        2.69%        21.37%       12.04%
                                                              =======      =======      =======       =======      =======
Ratios/Supplemental Data
Net assets at end of year (in thousands)                      $55,016      $17,690      $13,231       $10,223      $11,415
Ratio of operating expenses to average net assets3:
Before expense reimbursement                                     2.21%        2.44%        2.67%         2.87%        2.59%
After expense reimbursement                                       N/A          N/A         2.50%         2.50%        2.48%
Ratio of net investment loss to average net assets:
Before expense reimbursement                                    (1.81)%      (1.80)%      (1.82)%       (1.90)%      (1.56)%
After expense reimbursement                                       N/A          N/A        (1.65)%       (1.53)%      (1.45)%
Portfolio turnover rate                                            66%          45%          49%           77%          71%
Average commission rate (per share of security)4              $0.0864          N/A          N/A           N/A          N/A

1 Based on average month end shares outstanding
2 Calculated without sales charges
3 See Note 2 regarding a limitation on the advisory and administrative fees
4 Average commission rate (per share of security) as required by amended disclosure requirements effective September 1, 1995.

See notes to financial statements




Notes to Financial Statements
August 31, 1996

Note 1 - Summary of Significant
Accounting Policies
EV Traditional Worldwide Health Sciences Fund, Inc. (the "Fund" )
(formerly Medical Research Investment Fund, Inc.) is a diversified, open-end management investment company. The Fund's primary investment objective is long-term growth of capital, a goal it seeks by investing primarily in common stocks, and securities convertible into common stocks, of domestic and foreign companies engaged in medical research and the health care industry. Current income is a secondary objective. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A) Security Valuation - Securities listed on a recognized stock exchange, whether U.S. or foreign, are valued at the last reported sale price on that exchange prior to the time when assets are valued or prior to the close of trading on the New York Stock Exchange. In the event there are no sales, the last available sale price will be used. If a security is traded on more than one exchange, the security is valued at the last sale price on the exchange where the stock is primarily traded. Securities for which market quotations are not readily available and other assets are valued on a consistent basis at fair value as determined in good faith by or under the supervision of the Fund's officers in a manner specifically authorized by the Board of Directors.

B) Dividends and Distributions to Shareholders - Substantially all of the Fund's net investment income, if any, and net realized capital gains, if any, are distributed annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses.

C) Federal Income Taxes - The Fund s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary.

D) Foreign Currency Translation - Investments denominated in foreign currencies are translated into U.S. dollars at the bid price of such currencies against U.S. dollars last quoted by a major bank on the valuation date. The cost of foreign portfolio securities is determined using historical exchange rates.

E) Use of Estimates - The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

F) Other - Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded on the ex-dividend date or as soon thereafter as the Fund is informed of the dividend.



Note 2 - Investment Advisory Fees, Administrator's Fees and Other
Transactions with Affiliates (See Note 7)

Pursuant to the Advisory Agreement, G/A Capital Management, Inc.
("G/ACM") served as the Investment Adviser of the Fund. Under this agreement, G/ACM received a monthly fee at the annual rate of 1% of the Fund's first $30 million in average net assets, 0.90% of the next $20 million in average net assets, and 0.75% of average net assets in excess of $50 million. The Investment Adviser had voluntarily agreed to waive its fee until the assets of the Fund reach a level permitting the Fund to pay these fees and still maintain an expense ratio of 2.5% or less. For the fiscal year ended
August 31, 1996, no waiver was required pursuant to this provision.

Under an Administration Agreement between the Fund and its Administrator, Capstone Asset Management Company ("CAMCO"), CAMCO supervised all aspects of the Fund's operations other than the management of its investments. For its services, CAMCO received a fee at the annual rate of 0.25% of the Fund's average daily net assets. CAMCO had voluntarily agreed to waive its fees until the assets of the Fund reach a level permitting the Fund to pay these fees and maintain an expense ratio of 2.5% or less. For the fiscal year ended August 31, 1996, no waiver was required pursuant to this provision. In addition, CAMCO was also paid a monthly fee of $2,000 for costs representing certain accounting and bookkeeping services.
These fees, which amounted to $24,000 for the year ended August 31, 1996, are not subject to the previously discussed waiver.

Capstone Asset Planning Company ("CAPCO") served as Distributor and
Underwriter to the Fund. CAPCO is an affiliate of CAMCO, and both are wholly-owned subsidiaries of Capstone Financial Services, Inc.
("CFS").

Pursuant to a distribution plan established in accordance with Rule
12b-1 under the Investment Company Act of 1940, CAPCO paid certain registered broker-dealers, financial institutions or other industry professionals ("Service Organizations"), fees at the annual rate of 0.25% of the average daily net assets of the Fund for whom the Service Organizations were the dealers or owners of record. The Fund reimbursed CAPCO for the payment of such fees, which for the year ended August 31, 1996, amounted to $90,450. Of this amount, approximately 60% was paid to CAPCO and 14% was paid to G/ACM for accounts on which they acted as servicers.

Certain officers of the Fund were also officers and directors of G/ACM, CAMCO, CAPCO and CFS. During the year ended August 31, 1996,
Directors of the Fund who are not "interested persons" received
Directors' fees of $4,250. All other officers and Directors serve without compensation from the Fund.



Note 3 - Capital Stock

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

Capital stock has been adjusted to reflect a 100% stock dividend declared to shareholders of record at the opening of business on September 23, 1996 (See Note 6). Transactions in capital stock were as follows:

                                             Year Ended August 31,
                              ------------------------------------------------
                                       1996                      1995
                              ---------------------    -----------------------
                                Shares       Amount     Shares        Amount
                              ---------   -----------   -------     ----------
Shares sold                   5,439,762   $68,676,368   253,786    $ 2,499,420
Shares issued to
shareholders in
reinvestment of
distributions                   236,367     2,491,303   112,302        958,500
                              ---------   -----------   -------     ----------
                              5,676,129    71,167,671   366,088      3,457,920
Shares redeemed              (3,123,278)  (39,602,995) (300,844)    (2,767,375)
                              ---------   -----------   -------     ----------
Net increase                  2,552,851   $31,564,676    65,244     $  690,545
                              =========   ===========   =======     ==========


Note 4 - Investments/Custody

Purchases and sales of securities other than short-term notes aggregated $47,894,452 and $23,071,509, respectively. At August 31, 1996 the cost of investments for Federal income tax purposes was $42,475,495. Accumulated net unrealized appreciation on investments was $9,053,201 consisting of $10,015,564 gross unrealized appreciation and $962,363 gross unrealized depreciation. The Fund's Custodian has provided credits in the amount of $5,735 against custodian charges based on the uninvested cash balances of the Fund.

Note 5 - Restricted Securities

In February 1993, the Fund acquired 9,000 shares of common stock of Cambridge Antibody Technology Limited ("CAT") at a cost of $297,000 by entering into a Subscription Agreement between the Fund, CAT and Peptide Technology Limited ("Peptech"). The Subscription Agreement granted to the Fund an option to require Peptech, the major shareholder of CAT, to purchase up to 85% of the CAT shares owned by the Fund on September 1, 1995 (the "Put Option"), subject to certain conditions. The Put Option was exercised by the fund, but was cancelled in December 1995 when the Fund received an additional 4,734 shares of CAT from Peptech in exchange for the Fund's withdrawal of the Put Options.

In separate transactions that occurred in December 1995 and August 1996, the Fund acquired an additional 46,000 shares of CAT, bringing the total number of shares owned by the Fund to 59,734. The value of the CAT shares and warrants at August 31, 1996 is $1,404,882, representing 2.6% of the Fund s net assets. Management has valued the common stock at $23 per share and $10 per warrant, which reflects recent market activity. Valuation of the security is continually monitored and is reviewed by the Board of Directors at least quarterly.



Note 6 - Subsequent Event

At the close of business, August 30, 1996, the Fund transferred substantially all of its assets to the Worldwide Health Sciences
Portfolio in exchange for an interest in the Portfolio.

On September 18, 1996, the Fund's Directors declared a $1.22 capital gain distribution payable September 20, 1996 to stockholders of record September 18, 1996.

In addition, the Directors also declared a 100% stock dividend payable to stockholders of record at the opening of business on September 23, 1996.

Note 7 - Special Meeting of Stockholders (Unaudited)

Medical Research Investment Fund, Inc. (the "Fund") held a special meeting of stockholders on August 29, 1996. On July 24, 1996, the record date for the meeting, the Fund had 1,808,676.062 shares outstanding, of which 1,208,275.755 shares were represented at the meeting. The votes at the meeting were as follows:

Item 1: To approve a new investment policy and to supplement investment restrictions to permit a new investment structure as described in the Proxy Statement for the meeting.

                                       Number of Shares
                                  ------------------------
Affirmative                             916,238.573
Against                                  54,104,658
Abstain                                  16,084.524

Item 2A: To authorize the Fund to vote at a meeting of holders of interests in the Portfolio to elect six trustees of the Portfolio.

                                 Number of Shares
Nominees for Trustee     Affirmative          Withheld
--------------------   --------------     ---------------
Donald R. Dwight        1,156,614.309       51,661.446
James B. Hawkes         1,155,608.488       52,667.267
Samuel L. Hayes, III    1,156,183.489       52,092.266
Norton H. Reamer        1,155,920.482       52,355.273
John L. Thorndike       1,156,074.581       52,201.174
Jack L. Treynor         1,156,120.696       52,155.059

Item 2B: To authorize the Fund to vote at a meeting of holders of interests in the Portfolio to approve the Investment Advisory
Agreement between the Portfolio and Mehta and Isaly Asset
Management, Inc. (formerly G/A Capital Management, Inc.) as set forth in Exhibit A to the Proxy Statement for the Meeting.

                                      Number of Shares
                                  ------------------------
Affirmative                             918,181.003
Against                                  49,286.807
Abstain                                  18,959.945



Item 3: To fix the number of Directors at six, and to elect
Directors
                               Number of Shares
Nominees for Director    Affirmative          Withheld
--------------------   --------------     ---------------
Donald R. Dwight        1,151,350.596       56,925.159
James B. Hawkes         1,150,265.260       58,010.495
Samuel L. Hayes, III    1,150,902.001       57,373.754
Norton H. Reamer        1,150,896.841       57,378.914
John L. Thorndike       1,150,528.093       57,747.662
Jack L. Treynor         1,150,861.663       57,414.092

Item 4: To ratify the selection of Tait, Weller & Baker as independent public accountants of the Fund for the current fiscal year.

                                       Number of Shares
                                  ------------------------
Affirmative                             1,135,966.673
Against                                    52,652.749
Abstain                                    19,656.333

Item 5: To approve the revision of the Fund's investment objective and certain of the Fund's investment policies as set forth in Exhibit B to the Proxy Statement for the meeting as follows:

A. Reclassification and amendment of the investment objective and basic policies.
                                       Number of Shares
                                  ------------------------
Affirmative                             899,960.065
Against                                  57,039.369
Abstain                                  29,428.321

B. Eliminate the restriction concerning investment in other
investment companies.
                                       Number of Shares
                                  ------------------------
Affirmative                             892,336.970
Against                                  64,541.221
Abstain                                  29,549.564

C. Eliminate the restriction concerning pledging.

                                       Number of Shares
                                  ------------------------
Affirmative                             890,847.723
Against                                  64,578.922
Abstain                                  31,001.110



D. Reclassify the restriction concerning investing in affiliated issuers.

                                       Number of Shares
                                  ------------------------
Affirmative                             888,931.129
Against                                  66,766.231
Abstain                                  30,730.395

E. Reclassify the restriction concerning investing for control.

                                       Number of Shares
                                  ------------------------
Affirmative                             893,771.863
Against                                  61,407.799
Abstain                                  31,248.093

F. Reclassify the restriction concerning options and futures.

                                       Number of Shares
                                  ------------------------
Affirmative                             888,272.290
Against                                  67,627.141
Abstain                                  30,528.324

G. Reclassify the restriction concerning warrants.

                                       Number of Shares
                                  ------------------------
Affirmative                             892,555.847
Against                                  63,372.559
Abstain                                  30,499.349

H. Reclassify the restriction concerning exploration programs.

                                       Number of Shares
                                  ------------------------
Affirmative                             890,200.791
Against                                  63,914.454
Abstain                                  32,312.510

I. Reclassify and amend the restriction concerning illiquid
securities.
                                       Number of Shares
                                  ------------------------
Affirmative                             887,411.339
Against                                  66,427.639
Abstain                                  32,588.777

J. Reclassify and amend the restriction concerning unseasoned issuers.
                                       Number of Shares
                                  ------------------------
Affirmative                             887,198.540
Against                                  66,532.600
Abstain                                  32,696.615



K. Amend the restriction concerning underwriting.

                                       Number of Shares
                                  ------------------------
Affirmative                             893,596.085
Against                                  62,108.223
Abstain                                  30,723.447

L. Amend the restriction concerning real estate.

                                       Number of Shares
                                  ------------------------
Affirmative                             889,624.969
Against                                  67,558.294
Abstain                                  29,244.492

M. Amend the restriction concerning lending.

                                       Number of Shares
                                  ------------------------
Affirmative                             888,909.247
Against                                  67,463.039
Abstain                                  30,055.469

N. Amend the restriction concerning short sales.

                                       Number of Shares
                                  ------------------------
Affirmative                             888,815.265
Against                                  67,748.177
Abstain                                  29,864.313

O. Amend the restriction concerning senior securities.

                                       Number of Shares
                                  ------------------------
Affirmative                             891,259.867
Against                                  62,591.854
Abstain                                  32,576.034

P. Amend the restriction concerning borrowing.

                                       Number of Shares
                                  ------------------------
Affirmative                             887,394.141
Against                                  68,196.564
Abstain                                  30,837.050

Q. Amend the restriction concerning commodities.

                                       Number of Shares
                                  ------------------------
Affirmative                             887,389.408
Against                                  70,810.765
Abstain                                  28,227.582



Report of Independent Certified Public Accountants

To the Shareholders and Board of Directors of EV Traditional Worldwide Health Sciences Fund, Inc.

We have audited the accompanying statement of assets and liabilities of EV Traditional Worldwide Health Sciences Fund, Inc. (formerly Medical Research Investment Fund, Inc.), including the portfolio of investments, as of August 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing principles. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of EV Traditional Worldwide Health Sciences Fund, Inc. as of August 31, 1996, and the results of its operations, changes in its net assets and financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                           Tait, Weller & Baker

Philadelphia, Pennsylvania
September 20, 1996
(except for Note 6 as to which
the date is September 23, 1996)



INVESTMENT MANAGEMENT FOR
WORLDWIDE HEALTH SCIENCES PORTFOLIO

EV Traditional
Worldwide Health
Sciences Fund, Inc.

Officers
----------------
James B. Hawkes
President, Director

James L. O'Connor
Treasurer

Thomas Otis
Secretary

Directors
----------------
Donald R. Dwight
President, Dwight Partners, Inc.
Chairman, Newspapers of New England, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment Banking,
Harvard University Graduate School of Business Administration

Norton H. Reamer
President and Director, United Asset
Management Corporation

John L. Thorndike
Director, Fiduciary Company Incorporated

Jack L. Treynor
Investment Adviser and Consultant


Worldwide Health
Science Portfolio

Officers
----------------
James B. Hawkes
President and Trustee

Samuel D. Isaly
Vice President and Portfolio Manager

James L. O'Connor
Vice President and Treasurer

Thomas Otis
Vice President and Assistant Secretary

Trustees
----------------
Donald R. Dwight
President, Dwight Partners, Inc.
Chairman, Newspapers of New England, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment Banking,
Harvard University Graduate School of Business Administration

Norton H. Reamer
President and Director, United Asset
Management Corporation

John L. Thorndike
Director, Fiduciary Company Incorporated

Jack L. Treynor
Investment Adviser and Consultant



Sponsor and Manager of
EV Traditional Worldwide Health
Sciences Fund, Inc. &
Administrator of Worldwide Health Sciences Portfolio

Eaton Vance Management
24 Federal Street
Boston, MA 02110

Adviser of
Worldwide Health Sciences Portfolio

Mehta and Isaly Asset Management, Inc.
41 Madison Avenue
New York, NY 10010-2202

Principal Underwriter

Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(617) 482-8260

Custodian

Investors Bank & Trust Company
89 South Street
P.O. Box 1537
Boston, MA 02205-1537

Transfer Agent

First Data Investors Services Group
Attn: Eaton Vance Funds
P.O. Box 5123
Westborough, MA 1581-5123

This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its distribution plan, sales charges and expenses. Please read the prospectus carefully before you invest or send money.

EV Traditional
Worldwide Health Sciences Fund, Inc.
24 Federal Street
Boston, MA 02110                           T-HSSRC-10/96